UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 31, 2008

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52697 (Commission File No.)	26-0563295 (I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 31, 2008, Xplore Technologies Corp. (the “Company”) applied to the Toronto Stock Exchange (the “TSX”) to voluntary delist from trading its shares of common stock.  Effective at market close on Friday, April 11, 2008, the Company’s common stock will no longer be traded through the facilities of the TSX.  The Company’s shares are currently quoted, and will continue to be quoted, on the OTC Bulletin Board under the symbol “XLRTF”.

ITEM 9.01    Financial Statements and Exhibits

9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit 99.1	Press Release dated April 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2008	Xplore Technologies Corp. (Registrant)
	By:	/s/ Michael J. Rapisand
Michael J. Rapisand Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated April 4, 2008.